UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

BindView Development Corporation

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-24677 (Commission File No.)	76-0306721 (I.R.S. Employer Identification No.)

5151 San Felipe, 25th Floor Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 21, 2005, the Compensation Committee and the independent members of the Board of Directors approved a corporate bonus plan as summarized in Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

     The exhibits to this report are as follows:

Exhibit No.	Description
10.1	Summary of 2005 Corporate Bonus Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BindView Development Corporation
Dated: April 27, 2005	By:	/s/ EDWARD L. PIERCE
Edward L. Pierce,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

     We undertake to furnish to any shareholder so requesting a copy of any of the following exhibits upon payment to us of the reasonable costs incurred by us in furnishing any such exhibit.

Exhibit	Description
10.1	Summary of 2005 Corporate Bonus Plan